EXHIBIT

                                      10.1


                           The Wall Street Group, Inc.
                                32 E. 57th Street
                              NEW YORK, N.Y. 10022

 Office of the President                                           (212)888-4848
                                                               FAX (212)888-4903


                                           March 17, 1998
 Mr. Joseph Fiore
 Chairman and Chief Executive Officer
 Eat At Joe's, Ltd.
 670 White Plains Road
 Scarsdale, NY 10583
 Dear Mr. Fiore:

         This will confirm our understanding that The Wall Street Group, Inc. has been retained as financial public relations counsel to Eat At Joe's, Ltd., beginning April 1, 1998 at a cash fee of $5,000 per month, payable in advance on the first day of each month, plus the reimbursement of out-of-pocket expenses, payable on receipt of an itemized statement thereof, as well as the granting of a five-year option, with piggyback registration rights as more fully set forth below, on as many shares as could be purchased on the open market for $100,000 at the closing bid price on ___________________, but not less than 50,000 shares for the first year, which option shall be evidenced by an option agreement in the form attached hereto as Exhibit A. This option is to be granted to our consulting affiliate, Wall Street Consultants, Inc.
         At the conclusion of 12 months, should this contract not be cancelled by either party on 90 days prior written notice, or modified, by mutual agreement, the same terms will pertain to the next 12 month period, except that Wall Street Consultants, Inc. will be granted an additional five-year option on as many shares as could be bought for $100,000 using the closing bid price (or last sale price if the common stock shall be listed on a national securities exchange) of the common stock on the anniversary of the date of this Agreement as the exercise price; and each year thereafter, this additional option grant and formula will be maintained, until this agreement shall be cancelled or modified. Eat At Joe's, Ltd. agrees to maintain and reserve a sufficient number of authorized and unissued shares of common stock for future exercise of any additional stock options granted pursuant to the preceding sentence.

                                                                       ____(JF)
                                                                       ____(DK)
                                                              Initials

 THE WALL STREET GROUP, INC.
         Eat At Joe's Ltd. Agrees, with respect to all options which Wall Street Consultants, Inc. is entitled to receive hereunder, that for so long as such options remain exercisable and for a period of two years thereafter, whenever Eat At Joe's, Ltd. proposes to file with the Securities and Exchange Commission a registration statement (other than as to securities issued pursuant to an employee benefit plan or as to a merger, acquisition or similar transaction subject to Rule 145 promulgated under the Securities Act of 1933, as amended), Eat At Joe's, Ltd. shall, at least 30 days prior to such filing, give written notice of such proposed filing to Wall Street Consultants, Inc. (or its successors or assigns, as the case may be) setting forth the facts with respect to such proposed filing, and shall offer to include in any such filing all of the shares subject to such options, provided that Eat At Joe's, Ltd. receives a request therefore at least 10 days prior to the proposed filing date. All fees, disbursements and out-of-pocket expenses in connection with the filing of any registration statement and in complying with applicable securities and blue sky laws shall be borne by Eat At Joe's, Ltd., all as more fully set forth in the option agreement.
         The number of options due Wall Street Consultants, Inc. in any twelve month period beginning with the initiation of this agreement will double and vest fully and immediately should arrearages of fees and reimbursements of out of pocket expenses due Wall Street Group, Inc. cumulatively total $15,000, equivalent to ninety days of cash fees.
         This agreement can be cancelled by either party on ninety (90) days written notice. Should this agreement be cancelled earlier than one year from the date hereof as reflected below, Wall Street Consultants, Inc. will, if applicable, return to Eat At Joe's, Ltd. a prorated portion of the five-year stock option, which portion shall be based on the number of days remaining in the twelve month retainer period. For this purpose (and all other purposes of this agreement), the ninety (90) day period following notice of termination shall be considered part of the retainer period.
         It is understood that during the ninety day period following notice of termination, Eat At Joe's, Ltd. will continue to honor its fee arrangement to The Wall Street Group, Inc., plus reimbursement of expenses, and that The Wall Street Group, Inc. will continue the completion of any work undertaken on behalf of Eat At Joe's, Ltd..
         Any disputes arising under or in connection with the interpretation of t1is Agreement or the rights and obligations of the parties hereto shall be resolved by arbitration in the City of New York under the rules of the American Arbitration Association then obtaining. The decision of the arbitrator(s) shall be final and binding, and judgment may be entered thereon in the Supreme Court of the State of New York or in the United States District Court for the Southern District of New York or any court having jurisdiction. The costs and expenses, including counsel fees, shall be borne by each of the parties or as the arbitrator(s) may determine at the request of any party.

                                                                        ___(JF)
                                                                        ___(DK)
                                                               Initials

THE WALL STREET GROUP, INC.

     It is further understood that as your financial public relations counsel we must in 0 instances rely upon the accuracy and completeness of the information supplied to us by Eat At Joe's, Ltd., its officers and directors. In that connection, Eat At Joe's, Ltd. assumes full responsibility for the accuracy and completeness of such information, and Eat At Joe's, Ltd. agrees to indemnify WSG and pay the reasonable costs and expenses (including, without limitation, attorneys' fees, disbursements and related expenses), of The. Wall Street
Group,Inc. in any suit or proceeding wising out of or related to any action taken by, or omitted to be taken by, Eat At Joe's, Ltd. or any of its officers, directors, agents or employees, or by WSG in the performance of services for Eat At Joe's, Ltd.. in turn, The Wall Street Group, Inc. agrees to issue no press releases on behalf of Eat At Joe's, Ltd. which have not had the prior clearance of Mr. Joseph Fiore or any other corporation officer he may designate.

         If this agreement meets with your approval please sign one copy and return it to me, along with a check representing the first month's fee and the completed Stock Option Agreement while retaining the other copy for your files.
                                                     Very truly yours,


                                                     Donald Kirsch
                                                     President
         DK/bn
         AGREED TO:
         Eat At Joe's, Ltd.
         ----------------------
         Mr. Joseph Fiore
         Chairman and Chief Executive Officer
         Dated:____4/1/98_____________

                           The Wall Street Group, Inc.
                                32 E. 57th Street
                              NEW YORK, N.Y. 10022
                                                                   (212)888-4848
                                                               FAX (212)888-xxxx

                                Eat At Joe's Ltd.
                             STOCK OPTION AGREEMENT

     Option  granted  as  of   ________________  by  Eat  At  Joe's,  Ltd.  (the
"Corporation") to Wall Street Consultants, Inc. (which together with its assigns is sometimes hereinafter referred to as the "Grantee"):

     1. The 0ption. In further consideration of the services to be provided to the Corporation by the Grantee pursuant to that certain retainer agreement between the Corporation and the Grantee dated ____________________ (the "Retainer Agreement"), the Corporation grants to the Grantee, effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to the number of shares (the "Shares") of the Corporation's fully paid, nonassessable shares of common stock, ("Common Stock"), at the purchase price for the Shares set forth in Section 2 below, such that the aggregate purchase price shall equal $100,000, but not less than 50,000 shares for the first year-, provided, however, that in no event shall the Corporation be required to sell a fractional Share, and the number of Shares purchasable hereunder shall be limited accordingly.

     2. The Purchase Price. The purchase price of the Shares shall be $ per share (the "Option Price"), which price is the fair market value of the Shares as of the Date of the Grant, as such Option Price shall be adjusted from time to time pursuant to paragraph 10.

     3. Exercise of Option.

     (a) The Option is exercisable over a period ending five years from the Date of Grant (the "Option Period"). The Option may be exercised from time to time during the Option Period as to the total number of Shares subject to this Option as: determined under Section 1, or any lesser amount thereof and the Option shall continue as to any unexercised Shares.

     (b) In the event the Grantee elects to exercise all or any portion of the Option, the Grantee shall deliver to the Corporation written notice (the "Notice") of such election, which Notice shall specify the number of Shares in respect of which the Option is to be exercised, along with payment of the Option Price of the Shares m respect of which the Option is exercised. The Option Price shall be paid in full in United States dollar's at the time of exercise; provided, however, that if any fees are owed or expenses unreimbursed pursuant to the Retainer Agreement, then the exercise price may be paid by the Grantee agreeing to credit the corporation therefore. If the Option is exercised in accordance with the provisions of this Agreement, the Corporation shall deliver as soon as practicable to the Grantee a certificate or certificates representing the number of Shares in respect of which the Option is being exercised, which Shares shall be registered in the holder's name.
                                                                  _____(JF)
                                                                  _____(DK)
                                                                  Initials

     4. Sale of Shares. The Grantee not be entitled to sell, transfer, or distribute the Shares except pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (ii) if there be no registration statement in effect pursuant to an exemption from registration under the Act. Prior to offering or selling the Shares upon claim of exemption, the holder shall obtain a written opinion from counsel reasonably satisfactory to the Corporation to the effect that such exemption is available or shall deliver a "no-action" letter from the Securities and Exchange Commission with respect to the proposed sale, transfer or distribution of the Shares.

     5. Registration Rights. The Corporation agrees that, for so long as the Option remains exercisable and for a period of two years thereafter, whenever the Corporation proposes to file with the Securities and Exchange Commission a registration statement (other than as to securities issued pursuant to an employee benefit plan or as to a merger, acquisition or similar transaction subject to Rule 145 promulgated under the Securities Act),. The Corporation shall, at least 30 days prior to such filing, give written notice of such proposed filing to the Grantee setting forth the facts with respect to such proposed filing, and offer to include in any such filing the Shares subject to the Option provided that the Corporation receives a request therefor at least 10 days prior to the proposed filing date. All fees, disbursements and out-of-pocket expenses in connection with the filing of any registration statement and in complying with applicable securities and blue sky laws shall be borne by the Corporation.

     The Corporation will indemnify and hold harmless the Grantee and each person who controls the Grantee within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and a losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in any settlement effected with the Corporations consent (not to be unreasonably withheld) of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Act the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based on (A) any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed with respect to. the Shares (including any related preliminary or definitive prospectus, or any amendment or supplement to such registration statement or prospectus), (B) any omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (C) any violation by the Corporation of the Act the Exchange Act, any Mud sky laws or any rule or regulation thereunder in connection with such registration; provided however, that the Corporation will not be liable to the extent that such loss, claim, damage, expense or liability arises from and is based solely on a material untrue statement or omission or alleged material untrue statement or omission made in such registration statement and in conformity with information furnished in writing to the Corporation by the Grantee expressly for use in such registration statement. With respect to the matter referred to in the proviso of the foregoing sentence, the Grantee will indemnify and hold harmless the Corporation from and against any and all losses, claims, damages, expenses and liabilities, joint or several, to which it may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise to the same extent provided in the immediately preceding sentence.

                                                                     _____ (JF)
                                                                     _____ (DK)
                                                            Initials

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving matters referred to in the foregoing paragraph, such indemnified party will, if a claim in respect thereof is to be made against any party, thereof and the indemnifying party shall have the fight to participate in, and, to the Went the indemnifying party so desires, jointly with any other indemnifying. party similarly notified, to the defense thereof at its own expense with counsel reasonably satisfactory to the indemnified party or parties, and in such case, if the indemnified party desires to retain its own counsel the expense of such counsel shall be borne by the indemnified party.

     6. Termination of Retainer Agreement. In the event the engagement of the Wall Street Group, Inc. under the Retainer Agreement, reason of the termination of the Retainer Agreement by either party on ninety (90) days notice pursuant to the provisions thereof the maximum number of Shares exercisable hereunder shall be multiplied by a fraction, the numerator of which shall be the number of days which shall have expired from the Date of Grant to the earlier of the next subsequent anniversary date of the Retainer Agreement or ninety (90) days after receipt by the Wall Street Group, Inc. of the notice of termination sent pursuant thereto, and the denominator of which shall be 365, and such product shall thereupon be the maximum -number of Shares purchasable hereunder; provided, however, that in no event shall the Corporation be required to sell a fractional Share, and the number of Shares purchasable hereunder shall be limited accordingly.

     7. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties! respective successors and assigns.

     8. Expiration of Option This Option is not exercisable after the expiration of five years from the Date of Grant.

     9. Rights.

     (a) The granting of this Option shall not confer upon the Grantee any right to continue to be retained by the Corporation or any of its -subsidiaries, subject, however, to the terms of the Retainer Agreement between the Grantee and the Corporation.

     (b) The Grantee shall not by reason of the granting to it of the Option, have or thereby acquire any rights of a stockholder of the Corporation with respect to any Shares unless and until it has tendered full payment of the Option Price for such Shares.

     10. Adjustment of Number Of shares and Option Price. In the event that a dividend shall be declared upon the Shares payable in shares of Common Stock, the number of Shares then subject to the Option and the Option Price shall be adjusted by adding to each of such Shares the number of shares of Common Stock which would be distributable thereon if such Share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend and reducing the Option Price proportionally. In the event that the outstanding Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of

                                                                     _____ (JF)
                                                                     _____ (DK)
                                                            Initials




another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each Share subject to the Option the number for number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board of Directors of the Corporation such substitution cannot be effected or would be inappropriate, or if the Corporation sell all or substantially all of its assets, the Corporation shall use reasonable efforts to effect some other adjustment of the Option which the Board of Directors, in its sole discretion, shall deem equitable, In the event that there shall be any change, other than as specified above in this Paragraph 10, in the number or kind of outstanding Shares or of any stock or other securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Board of Directors shall determine that such change equitably requires an adjustment in the number or kind of Shares then subject to the Option, such adjustment shall be made by the Board of Directors andbe effective and binding for all purposes of this Option. In the case of any such substitution or adjustment as provided for in this paragraph, the Option Price will be the option price for all shares of stock or other securities which shall have been substituted for each Share or to which such Share shall have been adjusted pursuant to this paragraph 10. No adjustment or substitution provided for in this paragraph 10 shall require the Corporation to sell a fractional Share, and the total substitution or adjustment shall be limited accordingly.

     11. Reserve of Shares. The Corporation will reserve and set about and have at all times, free from preemptive rights, a number of shares or authorized but unissued Common Stock deliverable upon exercise of the Option, and it will have at all times any other rights or privileges provided for therein sufficient to enable it at any time to all of its obligations in this Agreement.

     12. Governing Law. This Agreement be governed by, and construed and enforced in accordance with, the laws of the State of New York. If the foregoing is in accordance with the Grantee's understanding and approved by it, it may so confirm by signing and returning the duplicate of this Agreement delivered for that purpose.

                               Eat At Joe's, Ltd.

         Dated:________                                   By:__________________

The foregoing is in accordance with the undersigned's understanding and is hereby confirmed and agreed to as of the Date of Grant.

                          WALL STREET CONSULTANTS, INC.

        Dated:__________                                 By:____________________